LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

Supplement Dated October 1, 2014

to the Prospectus

(dated May 1, 2014),

This Supplement updates certain information in the Fund’s Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Prospectus for each of the LVIP Delaware Foundation Aggressive Allocation Fund, the LVIP Delaware Foundation Moderate Allocation Fund and the LVIP Delaware Foundation Conservative Allocation Fund (each, a “Fund”):

Effective October 1, 2014, Jackson Square Partners, LLC (“Jackson Square”) has been appointed co-sub-adviser of the Fund.

“Lincoln Investment Advisers Corporation serves as the investment adviser to the Fund. The adviser has selected Delaware Investment Fund Advisers (“Delaware”) and Jackson Square Partners, LLC (“Jackson Square”) to serve as the Fund’s sub-advisers. Delaware Investments Advisers Partners, Inc., a company in the corporate chain of control with Delaware, owns 49.9% of Jackson Square. Delaware is responsible for allocating the Fund’s assets among asset classes, including to the U.S. Equity Mid and Large Cap Growth asset class that is managed by Jackson Square. Delaware may change the allocations at any time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.”

The following is added at the end of the section titled “Investment Objective and Principal Investment Strategies”:

“Investment Sub-Adviser: Jackson Square Partners, LLC” is added under the heading “Investment Adviser and Sub-Adviser” in the Fund’s summary prospectus and statutory prospectus. The following replaces similar language under the heading “Investment Adviser and Sub-Adviser” in the Fund’s summary prospectus and statutory prospectus:

Delaware Investments Fund Advisers

Portfolio Managers	Company Title	Experience w/Fund
Michael J. Hogan	Executive Vice President and Head of Equity Investments	Since June 2009
Paul Grillo	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since June 2009
Sharon Hill, Ph. D	Senior Vice President and Head of Equity Quantitative Research and Analysis	Since June 2009
Francis X. Morris	Senior Vice President and Chief Investment Officer - Core Equity	Since June 2009
Babak (Bob) Zenouzi	Senior Vice President and Chief Investment Officer – Real Estate Securities and Income Solutions	Since June 2009

Jackson Square

Portfolio Managers	Company Title	Experience w/Fund
Jeffrey S. Van Harte, CFA	Chairman & Chief Investment Officer	Since October 2014
Christopher M. Ericksen, CFA	Portfolio Manager, Equity Analyst	Since October 2014
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	Since October 2014
Daniel J. Prislin, CFA	Portfolio Manager, Equity Analyst	Since October 2014

The following information about Jackson Square is added to the Fund’s statutory prospectus under “Sub-Adviser”:

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, CA 94111. Net assets under the management of Jackson Square was over $24 billion as of May 1, 2014.

Immediately above “Portfolio Managers” the word “Delaware” is added.

The following biographical information is added to the Fund’s statutory prospectus under “Portfolio Managers”:

Jackson Square Portfolio Managers

Jeffrey S. Van Harte, CFA has primary responsibility for the Fund’s day to day portfolio management.

Jeffrey S. Van Harte, CFA, is the Chairman and Chief Investment Officer of Jackson Square. Mr. Van Harte joined the firm at its inception. From 2005 to 2014, Mr. Van Harte was the chief investment officer of Delaware Investments’ Focus Growth Equity team, from 2005. Mr. Van Harte holds a Bachelor’s degree in finance from California State University at Fullerton. He is a Chartered Financial Analyst® (CFA) Charterholder.

Christopher M. Ericksen, CFA, is a Portfolio Manager and Equity Analyst for Jackson Square. Mr. Ericksen joined the firm at its inception. From 2005 to 2014, Mr. Ericksen was a portfolio manager on Delaware Investments’ Focus Growth Equity team. Mr. Ericksen holds a Bachelor’s degree from Carnegie Mellon University. He is a Chartered Financial Analyst® (CFA) Charterholder.

Christopher J. Bonavico, CFA, is a Portfolio Manager and Equity Analyst for Jackson Square. Mr. Bonavico joined the firm at its inception. From 2005 to 2014, Mr. Bonavico was a senior portfolio manager on Delaware Investments’ Focus Growth Equity team. Mr. Bonavico holds a Bachelor’s degree in economics from the University of Delaware. He is a Chartered Financial Analyst® (CFA) Charterholder.

Daniel J. Prislin, CFA, is a Portfolio Manager and Equity Analyst for Jackson Square. Mr. Prislin joined the firm at its inception. From 2005 to 2014, Mr. Bonavico was a senior portfolio manager on Delaware Investments’ Focus Growth Equity team. Mr. Prislin holds a Bachelor’s degree in business administration and MBA from the University of California at Berkeley. He is a Chartered Financial Analyst® (CFA) Charterholder.

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

Supplement Dated October 1, 2014

to the Statement of Additional Information

(dated May 1, 2014)

This Supplement updates certain information in the Statement of Additional Information. You may obtain copies of the Fund’s Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Statement of Additional Information and other important records.

Revisions to the Statement of Additional Information for each of the LVIP Delaware Foundation Aggressive Allocation Fund, the LVIP Delaware Foundation Moderate Allocation Fund and the LVIP Delaware Foundation Conservative Allocation Fund (each, a “Fund”):

Effective October 1, 2014, Jackson Square Partners, LLC (“Jackson Square”) has been appointed co-sub-adviser of the Fund.

The following information as of June 30, 2014 is added to the Statement of Additional Information in the chart under the heading “Other Accounts Managed”:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
Jackson Square Partners, LLC
Jeffrey S. Van Harte	16	9,382	8	861	44	8,564
Christopher M. Ericksen	15	9,382	6	693	40	7,955
Christopher J. Bonavico	21	11,803	11	2,322	56	9,757
Daniel J. Prislin	16	9,532	8	861	46	8,564

The following information as of June 30, 2014 is added to the Statement of Additional Information in the chart under the heading “Other Accounts Managed with Performance-Based Advisory Fees”:

	Number of Accounts with Incentive Fees	Total Assets*
Jackson Square Partners, LLC
Jeffrey S. Van Harte	7	3,397
Christopher M. Ericksen	5	3,060
Christopher J. Bonavico	8	3,461
Daniel J. Prislin	7	3,397

The second paragraph under the heading “Material Conflicts of Interest” is deleted and replaced with the following:

Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts. Additionally, potential conflicts may arise when a sub-adviser is responsible for allocating a Fund’s assets among itself and one or more other sub-advisers. LIA monitors a sub-adviser’s allocation of a Fund’s assets among multiple sub-advisers.

The following information is added to the Statement of Additional Information under the heading “Material Conflicts of Interest”:

Jackson Square Partners, LLC

The payment of a performance fee by some, but not all, clients (and the payment of performance fees at varying rates) may create an incentive for Jackson Square to disproportionately allocate time, services or functions to clients paying performance fees (or clients paying performance fees at a higher rate), or allocate investment opportunities to such clients. Generally, this conflict will be mitigated by Jackson Square’s policies and procedures regarding allocation, which provide that investment opportunities that are appropriate for more than one client will be allocated on an equitable basis. In addition, payment of a performance fee may create an incentive for Jackson Square to cause an account to make investments that are riskier or more speculative than would be the case if this payment or allocation were not made. It is Jackson Square’s intent, however, to manage all client portfolios in like fashion, regardless of fee structure.

Client accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. Jackson Square also may advise client accounts with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for one or more client accounts. Jackson Square may also have conflicts in allocating personnel’s time and services among client accounts. Jackson Square will devote as much time to each client account as it deems appropriate to perform its duties in accordance with its investment advisory agreement. Jackson Square has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients. Jackson Square will seek to act in good faith and to treat all clients in a fair and equitable manner over time, regardless of the client’s fee arrangements or the influence of a client or client’s beneficiaries. Jackson Square will employ various controls to assist in the disclosure and management of potential conflicts of interest and will maintain policies (including a code of ethics and a trade allocation policy) that will be designed to mitigate any such conflicts.

The code of ethics requires all Jackson Square employees to comply with applicable U.S. federal securities laws at all times. The code of ethics prohibits personal trading in certain securities if the employee has actual knowledge that the security is being considered for purchase or sale for Jackson Square’s clients, certain short-term trading and short sales in certain securities. In addition, the code of ethics includes a 7-day blackout period designed to prevent front-running and various other activities that create conflicts with the interests of clients.

The following is added to the Statement of Additional Information, Appendix B – Proxy Voting Policies and Procedures:

Jackson Square Partners, LLC

If and when proxies need to be voted on behalf of the Fund, Jackson Square will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). Jackson Square has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing Jackson Square’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Jackson Square to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a Delaware corporation, to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Jackson Square will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and Jackson Square will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Jackson Square has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Jackson Square receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for Jackson Square to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Jackson Square during the proxy voting process. In the very limited instances where Jackson Square is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Jackson Square or affiliated persons of Jackson Square. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

The following is added to the Statement of Additional Information, Appendix C – Compensation Structures and Methodologies of Portfolio Managers:

Jackson Square Partners, LLC

Compensation Structure

The following describes the portfolio manager compensation as of September 24, 2014. There is no special or unique compensation paid to the portfolio managers related to the management of the Fund. All compensation to individuals is a function of the firm’s aggregate revenues. Revenues are a function of fees which vary by client relationships, but individual compensation is not tied to any particular client relationship.

Compensation is comprised of a combination of base salary, partnership equity distributions, and discretionary annual bonuses. Base salaries for all equity owners is a set amount. All of the portfolio managers are equity owners of the firm and equity distributions are based on the percentage of equity interest in the firm owned by such portfolio manager and are paid pursuant to the terms of the firm’s operating agreement. Discretionary annual bonuses are based on a variety of factors including individual qualitative and firm quantitative factors.